SUMMARY PROSPECTUS
September 28, 2026
Ultra Copper K-1 Free ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

UCOP LISTED ON NYSE ARCA

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Investment Objective
ProShares Ultra Copper K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of copper.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times (2x) the daily performance of shares of United States Copper Index Fund (NYSE Arca: CPER) issued by the United States Commodity Index Funds Trust.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as CPER when CPER rises on a given day. Conversely, it should lose approximately two times as much as CPER when CPER falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of CPER (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller CPER gains or losses and higher CPER volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger CPER gains or losses and lower CPER volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	2.69%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.44%
Fee Waiver/Reimbursement[2]	-2.49%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$824	$1,574	$3,554
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of copper. The Fund does not invest directly in copper.
United States Copper Index Fund (CPER) seeks investment results, before expenses, that correspond to the performance of an index designed to measure the performance of a portfolio of copper futures contracts. CPER is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. The United States Commodity

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Index Funds Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by the United States Commodity Index Funds Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34833 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding CPER and United States Commodity Index Funds Trust. In addition, information regarding the United States Commodity Index Funds Trust may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding the United States Commodity Index Funds Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the United States Commodity Index Funds Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CPER have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the United States Commodity Index Funds Trust could affect the value of the Fund’s investments with respect to CPER and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements on CPER) in order to gain leveraged exposure to CPER. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a
“notional amount,” e.g., the return on or change in value of a particular dollar amount invested in CPER.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to CPER is consistent with the Daily Target. CPER’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if CPER has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if CPER has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●CPER Investing Risk – The Fund’s performance depends on the performance of CPER. Investments in CPER and consequently investments in the Fund involve a high degree of risk. The price of CPER can be affected by a number of factors. Unlike many exchange-traded funds, CPER does not generally invest in operating companies. Instead, CPER seeks to provide exposure to copper through investments in copper futures contracts. CPER is subject to the risks associated with investments in copper, copper futures, and the broader commodities markets. Copper prices may be highly volatile and can fluctuate significantly in response to

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changes in global supply and demand dynamics, industrial and infrastructure activity, geopolitical events, trade policies, inflation expectations, currency movements and macroeconomic conditions.
Because CPER holds copper futures rather than physical copper, an investment in CPER will be subject to the risks associated with copper futures. The spot price of copper is historically highly correlated to the performance of copper futures; however there can be no guarantee that this will continue or that the performance of CPER will highly correlate to the price of copper. Transaction costs (including the costs associated with futures investing), transportation costs, storage costs, and insurance, inventory levels and changing views of the future expected spot price, among other factors, may cause copper future prices to deviate from the spot price of copper.
CPER may also be affected by liquidity constraints, position limits, margin requirements, and volatility in the copper futures market. In addition, CPER’s returns may be impacted by the performance of collateral investments and by counterparty risk associated with derivatives transactions
In order to maintain its exposure to futures contracts, CPER must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, CPER will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, CPER will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price. Both contango and backwardation would reduce CPER’s correlation to spot copper and may limit or prevent the Fund from achieving its investment objective.
Because the Fund obtains exposure to CPER through derivatives, it does not have the same rights as a direct shareholder in CPER. CPER units may trade at a premium or discount to their net asset value, and there is no assurance that an active trading market will be maintained. Any of these factors may materially and adversely impact the price of CPER, increase the volatility of an investment in CPER and have a negative impact on the performance of the Fund.
●Risks Specific to the Copper Markets — Several factors may affect the price of copper and, in turn, the value of the Fund.
These factors include, but are not limited to, significant increases or decreases in the available supply or demand of copper, changes in mining output or production costs, technological developments in extraction or refining processes, shifts in the attitude of speculators and investors towards copper investor sentiment, large purchases or sales of copper by large institutions, geopolitical events or regulatory changes affecting copper-producing countries, and currency fluctuations, particularly in the U.S. dollar. Copper futures markets have historically exhibited contango during many periods, which may adversely affect the Fund’s performance. It is possible that under extraordinary market conditions, copper futures contracts could experience contango or other pricing anomalies. Investors in the Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of CPER falls than a similar fund that does not use leverage because leverage will magnify the performance of CPER. The use of such leverage increases the risk of a total loss of your investment. If CPER approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in CPER than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of CPER rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of CPER moves up and down from day-to-day) of CPER on your holding period return. The volatility of CPER has a negative impact on Fund returns. During periods of higher volatility, the volatility of CPER may affect the Fund’s returns as much as or more than the return of CPER.
The following table illustrates the impact of the volatility and return of CPER on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in CPER. Your return will tend to be better than the Daily Target when there are larger

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gains or losses and lower volatility in CPER. You may lose money when the return of CPER is flat (i.e., close to zero) and you may lose money when CPER falls.
The table uses hypothetical annualized volatility and returns of CPER to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of CPER for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of CPER. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of CPER were -20%. However, as the table shows, with a one-year return of CPER of -20% and an annualized volatility of CPER of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
CPER Performance		One Year Volatility Rate
One Year CPER	Two times (2x) the One Year CPER	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for CPER for the five-year period ended May 31, 2026 was 26.94%. The highest May to May volatility rate for CPER during the five-year period ended May 31, 2026 was 34.51% (May 31, 2026). The annualized total return performance of CPER for the five-year period ended May 31, 2026 was 6.13%. The historical volatility and performance of CPER do not predict future volatility and performance of CPER.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of CPER on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of CPER. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to CPER is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to CPER that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to CPER consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to CPER will cause the Fund’s performance to deviate from its investment objective.
○Swaps Risk — The return on a swap agreement may be affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements and the availability of counterparties. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if CPER has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF will not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not track the performance of copper. For example, the performance of the ETF may vary from the performance of copper due to the fees and expenses of the ETF among other factors.

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●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant. Counterparty defaults or bankruptcies may result in significant delays in payments and increased costs. Counterparty risk may increase during periods of financial market stress or when market liquidity is reduced.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has significant exposure to copper. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different assets, asset classes, or industries.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to CPER until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of CPER. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of CPER, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-
hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on CPER shares. A halt in trading of CPER is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

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Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

© 2026 ProShare Advisors LLC. All rights reserved.UCOP-SEP26